CARET PERFORMANCE INCENTIVE PLAN PROFITS INTEREST AWARD AGREEMENT This Profits Interest Award Agreement (this “Agreement”), is made on this ___ day of _________, 20__ (hereinafter referred to as the “Date of Grant”), among CARET Ventures LLC, a Delaware limited liability company (“CARET Issuer”), Safehold Inc. (the “Company”), Safehold Operating Partnership LP (the "Partnership"), CARET Management Holdings LLC (“Management LLC”), and ________________ (the “Participant”). R E C I T A L S: WHEREAS, CARET Issuer has adopted the CARET Performance Incentive Plan (the “Plan”), a copy of which is attached hereto as Exhibit A, which Plan is incorporated herein by reference and made a part of this Agreement (capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in the Plan or the Limited Liability Company Agreement of CARET Management Holdings LLC dated as of August 16, 2018 (“LLC Agreement”, a copy of which is attached hereto as Exhibit B), as applicable); WHEREAS, the purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain officers, directors, employees and consultants of the Company, its subsidiaries and their respective Affiliates, including SFTY Manager LLC (the "Manager") and its managers, members, officers and key employees, and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders; WHEREAS, CARET Issuer has issued to the Partnership certain equity ownership interests denominated as “CARET Units” (“CARET Units”) under the Limited Liability Agreement of CARET Issuer (“CARET LLC Agreement”), which the Partnership in turn has contributed to Management LLC; WHEREAS, the Participant is employed by or otherwise provides services to the Company, including without limitation the Partnership, Manager, iStar Inc. (the parent company of Manager), CARET Issuer, and/or an Affiliate of any of the foregoing for the benefit of the Company; and WHEREAS, the Managing Member of CARET Issuer, and the board of directors of the Company, or a committee thereof, has determined that it would be in the best interests of the Company and its Affiliates to cause Profits Interests in Management LLC (“Management Profits Interests”) to be granted to the Participant pursuant to the Plan and the terms and conditions set forth herein. NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Grant of Management Profits Interests. (a) Management Profits Interests. Subject to the terms and conditions of the Plan and this Agreement, Management LLC hereby grants to the Participant an award of Management Profits Interests (the “Granted Interests”) in the amount set forth below, subject to adjustment as provided in the Plan, this Agreement or the LLC Agreement. Amount of Management Percentage of Total Authorized Profits Interest Granted Management Profits Interests ______ ______% The Granted Interests are non-voting, but have certain limited consent rights as set forth in the LLC Agreement. (b) Distributions. Distributions in respect of the Granted Interests that have become vested in accordance with this Agreement shall be made to the Participant in accordance with the provisions of this Agreement and the LLC Agreement. (c) Approval of Company Stockholders. Notwithstanding anything to the contrary contained herein, the award of the Granted Interests being made hereby is conditioned, in its entirety, on the approval of the Plan by the stockholders of the Company. The Company shall present the Plan to its stockholders for approval on or before December 31, 2019. If such stockholder approval has not been obtained by such date, this Agreement and the award of the Granted Interests shall automatically terminate, with no liability of either party hereto, other than liability for a breach of this Agreement by either party occurring prior to such termination. 2. Vesting. The Granted Interests shall vest in accordance with the vesting schedules set forth on Exhibit C attached hereto. 3. Effect of Termination of Employment. The treatment of a Participant’s Granted Interests upon termination of employment shall be as set forth below: (a) if Participant is terminated for Cause or resigns voluntarily, all Granted Interests that have not vested as of the date of termination or resignation shall be automatically forfeited; (b) if Participant is terminated without Cause or as a result of death or Disability, all Granted Interests shall continue to vest in accordance with Exhibit C. 4. Rights as Holder of Management Profits Interests. The Participant shall be the record owner of the Granted Interests, subject to the vesting provisions set forth herein, unless and until such Granted Interests are forfeited pursuant to Section 3 hereof or transferred in accordance with Section 7 hereof and the LLC Agreement, and as record owner shall be entitled to all rights of a holder of Management Profits Interests of Management LLC as provided in this Agreement, the Plan and the LLC Agreement.

5. Repurchase Upon Change in Control; Appointment of Holders Representative. (a) The provisions of the Plan regarding the Company’s right to repurchase CARET Units upon a Change in Control shall apply to the Granted Interests and underlying CARET Units. (b) The Participant hereby agrees that if the Participant elects to be a Disputing Holder, as such term is defined in the Plan, with respect a determination by the Company of the Fair Market Value of Granter Interests or CARET Units in connection with a repurchase by the Company of Granted Interests or CARET Units upon a Change in Control, as set forth in the Plan, the Participant hereby irrevocably designates Jay Sugarman as the "Holders Representative" under the Plan, with the full power and authority to exercise the rights and duties of the Holders Representative under the Plan on behalf of the Participant; provided, however, that the foregoing designation shall have no effect if Mr. Sugarman (or his representative) notifies the Participant that Mr. Sugarman is unable or unwilling to serve as the Holders Representative, in which case the Participant, together with the other Disputing Holders, shall select an alternative Holders Representative by action of a majority of the Disputing Holders, as contemplated by the Plan. The Participant hereby agrees that Mr. Sugarman shall have no liability to the Participant for any action or failure to act in his capacity as the Holders Representative. 6. Representations of the Participant. The Participant hereby represents and warrants as follows: (a) Understanding the Investment Risks of the Granted Interests. The Participant understands that: i. The Granted Interests represent a highly speculative investment, and there can be no assurance as to the success of CARET Issuer in its business; ii. The Granted Interests cannot be transferred except in very limited circumstances in accordance with the provisions of the LLC Agreement, and at present, no market for the Granted Interests exists and it is not anticipated that a market for the Granted Interests will develop in the future; iii. The Granted Interests may be worthless; and iv. Ownership of the Granted Interests may result in taxable income to the Participant without a corresponding cash or in-kind distribution. (b) Understanding of the Nature of the Granted Interests and CARET Units. The Participant understands and agrees that:

i. Neither the Granted Interests nor the CARET Units held by Management LLC will be registered under the Securities Act of 1933 and the rules and regulations promulgated thereunder (the “Securities Act”), or any applicable state securities laws and, they are being issued in reliance upon certain exemptions contained in the Securities Act and applicable state securities laws, and the representations and warranties of the Participant contained herein are essential to any claim of exemption by CARET Issuer under the Securities Act and such state laws; ii. The Granted Interests and CARET Units are “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act; iii. The Participant may not sell, transfer, assign, pledge or otherwise dispose of or encumber the Granted Interests or CARET Units except as allowed under the provisions of the LLC Agreement and the Plan; iv. Only CARET Issuer can register the CARET Units under the Securities Act and applicable state securities laws, but it is not anticipated that the CARET Units will be registered in any event; v. CARET Issuer has not made any representations to the Participant that CARET Issuer will register the CARET Units under the Securities Act or any applicable state securities laws, or any representations with respect to compliance with any exemption therefrom; vi. The Participant is aware of the conditions restricting the sale or transfer of the Granted Interests under the LLC Agreement and the CARET Units under the CARET LLC Agreement, the Securities Act and applicable state securities laws; vii. CARET Issuer may, from time to time, make “stop transfer” notations in its transfer record to ensure compliance with the Securities Act and any applicable state securities laws, and any additional restrictions imposed by state securities administrators; viii. The CARET Units may be tokenized in accordance with the terms of the CARET LLC Agreement, without the consent of Participant; ix. At the time and as a condition of delivery of documents evidencing the Granted Interests, the Participant will be deemed to have made all the representations and warranties contained in this Section 6 with respect to such Granted Interests as a condition of the delivery of such Granted Interests by Management LLC.

(c) Noncontravention. The execution and the delivery of this Agreement by the Participant, or the performance of the Participant’s obligations under this Agreement, does not violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which the Participant is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under (with or without the giving of notice or the lapse of time) its organizational documents or any agreement, contract, lease, license, instrument or other arrangement to which the Participant is a party or by which it is bound or to which any of its assets is subject. 7. Transferability. The Participant may transfer, directly or indirectly, any Granted Unit only in accordance with the terms set forth in the LLC Agreement and the terms of the Plan. Any purported assignment, transfer or grant by the Participant, directly or indirectly, of any Granted Unit in contravention of the LLC Agreement, the CARET LLC Agreement, the Plan or this Agreement shall be null and void ab initio. 8. Restrictive Covenants (a) Participant acknowledges and recognizes the highly competitive nature of the businesses of the Company and accordingly agrees, in Participant’s capacity as an investor and equity holder in the Company and its Affiliates to the restrictive covenants contained in Exhibit D to this Agreement and incorporated herein by reference. Participant acknowledges and agrees that the Company’s remedies at law for an actual or threatened breach of any of the provisions of Exhibit D would be inadequate and the Company would suffer irreparable damages as a result of such breach or threatened breach. (b) The Participant agrees and hereby acknowledges that (i) the provisions of this Section 8, including Exhibit D, and Section 11 (Confidentiality) of this Agreement do not impose a greater restraint than is necessary to protect the Confidential Information (as defined in Section 11), goodwill or other business interests of the Company and its Affiliates, (ii) such provisions contain reasonable limitations as to time and scope of activity to be restrained, (iii) such provisions are not harmful to the general public, (iv) such provisions are not unduly burdensome to the Participant, and (v) the consideration provided hereunder is sufficient to compensate the Participant for the restrictions contained in such provisions. (c) The Participant acknowledges that each of the covenants in this Section 8, including Exhibit D, has a unique, very substantial and immeasurable value to the Company and its Affiliates, that the Participant has sufficient assets and skills to provide a livelihood while such covenants remain in force and that, as a result of the foregoing, in the event that the Participant breaches such covenants, monetary damages would be an insufficient remedy for the Company and equitable enforcement of the covenant would be proper. Participant agrees that, in the event of such a breach or threatened breach by Participant and in addition to any remedies at law, the Company, without posting any bond or other security, shall be entitled to cease making any payments or providing any benefit otherwise required by this Agreement and obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages or the posting of a bond or other security. If, notwithstanding this provision, a court finds a bond is required, the parties agree that One Thousand Dollars ($1,000.00) is adequate for any bond that need be posted. (d) The Participant and the Company further agree that, in the event that any provision of this Section 8, including Exhibit D, is determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time, too large a geographic area or too great a range of activities, that provision will be deemed to be modified to permit its enforcement to the maximum extent permitted by law. (e) The Participant acknowledges and agrees that (i) the Participant has received substantial consideration in connection with the transactions resulting in the Participant receiving the Granted Interests and (ii) the covenants set forth in this Section 8, including Exhibit D, and in Section 11 (Confidentiality) of this Agreement, are necessary for the protection and preservation of the value and the goodwill of the Business and to protect the Company’s confidential information or trade secrets and agrees that such covenants are reasonable and valid in geographical and temporal scope and in all other respects. 9. Clawback. In the event the Board of Directors of the Company determines that the Participant has engaged in fraud, willful misconduct or a violation of Company policy that (a) caused or otherwise contributed materially to the need for a material restatement or adjustment of the Company’s financial results within two (2) years after the period presented, or (b) caused or otherwise contributed materially to a material negative revision of a financial or operating measure on the basis of which incentive compensation was awarded or paid to such covered executive, the Company’s Board of Directors will review the award of Granted Interests pursuant to this Agreement and all other performance-based compensation awarded to or earned by the Participant during fiscal periods materially affected by the restatement or adjustment or negative revision. For this purpose, “performance-based compensation” includes annual cash incentive bonus awards and all forms of equity-based incentive compensation. If the Board of Directors determines that the performance-based compensation would have been materially lower if it had been based on the restated, adjusted or revised results, the Board of Directors may, to the extent permitted by applicable law, require the Participant to forfeit and repay to the Company of any portion of such performance-based compensation as it deems appropriate after a review of all relevant facts and circumstances. 10. Section 83(b) Election. As a condition subsequent to the issuance of the Granted Interests pursuant to this Agreement, the Participant shall execute and deliver to CARET Issuer and the Internal Revenue Service (the “IRS”) no later than the thirty (30) days following the Date of Grant, a valid election under Section 83(b) of the Code (the “83(b) Election”), in the form attached hereto as Exhibit E. The Participant understands that under Section 83 of the Code, regulations promulgated thereunder, and certain IRS administrative announcements in the absence of an effective election under Section 83(b) of the Code, the excess of the fair market value of the Granted Interests on the date on which any forfeiture restrictions applicable to such Granted Interests lapse over the price paid for the Granted Interests (which is $0) may be reportable as ordinary income at that time. For this purpose, the term “forfeiture restrictions” means the restrictions on transferability and the vesting conditions imposed under this Agreement. The Participant understands that (a) in making the 83(b) Election, the Participant may be taxed at the time the Granted Interests are acquired hereunder to the extent the fair market value of the Granted Interests exceeds the purchase price for such Granted Interests and (b) in order to be effective, the 83(b) Election must be filed with the IRS within thirty (30) days after the Date of Grant. The Participant hereby acknowledges that (i) the foregoing description of the tax consequences is not intended to be a complete analysis of all possible tax consequences of the Granted Interests and, among other things, does not address state, local or foreign income and other tax consequences or all tax considerations that might be relevant to the Participant in light of his or her circumstances or if he or she is subject to special tax rules, (ii) neither Management LLC nor CARET Issuer has provided, and hereby is not providing, the Participant with legal or tax advice, and has urged the Participant to consult his or her own tax advisor with respect to the taxation consequences of the Granted Interests and (iii) CARET Issuer has not advised the Participant to rely on any determination by it or its representatives as to the fair market value specified in the 83(b) Election and will have no liability to the Participant if the actual fair market value of the Granted Interests on the Date of Grant exceeds the amount specified in the 83(b) Election. 11. Confidentiality. The Participant acknowledges that, in connection with the Participant’s employment, the Participant has acquired or had access to non-public information that the Company treats as proprietary or confidential, including, without limitation, information relating to the Company’s business, operations, assets, investments, strategic plans, customers and borrowers (“Confidential Information”). The Participant agrees to maintain the confidentiality of such Confidential Information and not disclose or make such Confidential Information available to any third party, without the prior consent of the Company. This provision shall not apply to information which is or becomes publicly known other than as a result of disclosure by the Participant, or which was or is learned by the Participant from a third party entitled to disclose it, or which the Participant is required to disclose by court order or order of a regulatory authority or by compulsory subpoena. Nothing in this Agreement prohibits Participant from reporting an event that Participant reasonably and in good faith believes is a violation of law to the relevant law-enforcement agency (such as the Securities and Exchange Commission or Department of Labor), requires notice to or approval from the Company before doing so, or prohibits Participant from cooperating in an investigation conducted by such a government agency. This may include a disclosure of trade secret information provided that it must comply with the restrictions in the Defend Trade Secrets Act of 2016 (“DTSA”). The DTSA provides that no individual will be held criminally or civilly liable under Federal or State trade secret law for the disclosure of a trade secret that: (i) is made in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and made solely for the purpose of reporting or investigating a suspected violation of law; or, (ii) is made in a complaint or other document if such filing is under seal so that it is not made public. Also, an individual who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except as permitted by court order.

12. Becoming a Member of CARET Issuer. As a condition precedent to the issuance of the Granted Interests pursuant to this Agreement, the Participant shall execute and deliver to Management LLC a joinder to the LLC Agreement in the form attached hereto as Exhibit F, together with such other documents as Management LLC may require, evidencing such the Participant’s agreement to be admitted as a limited member of Management LLC and to be bound by and to adhere to the terms of the LLC Agreement. 13. LLC Agreement. Neither the adoption of the Plan nor the grant of the Granted Interests shall restrict in any way the adoption of any amendment to the LLC Agreement. 14. Notices. Any notice necessary under this Agreement shall be addressed to Management LLC at its principal executive office and to the Participant at the address appearing in the personnel records of Management LLC (or one of its Affiliates) for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee. 15. Incorporation of the Plan and LLC Agreement. By entering into this Agreement, the Participant agrees and acknowledges that (a) the Participant has received and read a copy of the Plan and the LLC Agreement and (b) the Granted Interests are subject to the Plan and the LLC Agreement, the terms and provisions of which Plan and LLC Agreement are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. In the event of a conflict between any term or provision contained herein or the Plan and a term or provision of the LLC Agreement, the applicable terms and provisions of the LLC Agreement will govern and prevail. 16. Certain Specific Acknowledgements. Without limiting the provisions of Section 13, the Participant acknowledges that the Granted Interests are subject to the Plan and LLC Agreement provisions under which (a) in certain circumstances, an adjustment may be made to the number of Granted Interests, and (b) the Company, the Partnership and CARET Management have full discretion to interpret and administer the Plan, the LLC Agreement and this Agreement, and its judgments are final, conclusive and binding. 17. No Right to Continued Service. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any other continuing relationship with, CARET Issuer, the Manager or any of their respective Affiliates. 18. Tax Withholding. The Participant shall be required to pay to Management LLC or the applicable Affiliate, and Management LLC and its Affiliates shall have the right and are hereby authorized to withhold from any payment due or transfer made under this Agreement, under the Plan or from any other amount owing to a Participant (including in connection with any transfers), the amount (in cash, securities or other property) of any applicable Federal, state, local or foreign withholding taxes in respect of an Granted Unit, or any payment or transfer under this Agreement or the Plan. Management LLC and its Affiliates shall have the right and are hereby authorized to take such other action as may be necessary in the opinion of the Management LLC to satisfy all obligations for the payment of such withholding taxes.

Management LLC acknowledges that, absent a change in applicable law, the Participant intends to value the Granted Interests using the “liquidation value” of such Granted Interests, and that consistent with the intention of the Granted Interests to constitute a “profits interest,” the Participant intends the value of the Granted Interests to be $0 upon grant. Management LLC and its Affiliates agree to withhold taxes in a manner consistent with this treatment unless otherwise required by applicable Law. 19. Severability. If any provision of this Agreement is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or the Granted Interests, or would disqualify the Granted Interests under any law deemed applicable by Management LLC, such provision shall be construed or deemed amended to conform to the applicable Laws, or if it cannot be construed or deemed amended without, in the determination of Management LLC, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, Person or the Granted Interests and the remainder of this Agreement and the Granted Interests shall remain in full force and effect. 20. Governing Law; Disputes. (a) The validity, construction and effect of this Agreement and any rules and regulations relating to the Plan and this Agreement shall be determined in accordance with the laws of the state of New York applicable to agreements made and to be performed entirely within such jurisdiction (b) Except as otherwise specifically provided herein, each Participant (as a condition of participation in the Plan and receipt of Granted Interests ) and Management LLC each hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or, if subject matter jurisdiction in that court is not available, in any state court located within the Borough of Manhattan, New York) over any dispute arising out of or relating to the Plan and this Agreement. Except as otherwise specifically provided in this Section 20(b) the Participant and CARET Issuer each undertake not to commence any suit, action or proceeding arising out of or relating to the Plan and this Agreement in a forum other than a forum described in this Section 20(b); provided, however, that nothing herein shall preclude Management LLC from bringing any suit, action or proceeding in any other court for the purposes of enforcing the provisions of this Section 20(b) or enforcing any judgment obtained by Management LLC. The agreement to the forum described in Section 20(b) above is independent of the law that may be applied in any suit, action, or proceeding and the Participant and Management LLC each agree to such forum even if such forum may under applicable law choose to apply non-forum law. The Participant and Management LLC each hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in an applicable court described in Section 20(b) above, and agree that they shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. The Participant and Management LLC each agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any suit, action or proceeding brought in any applicable court described in Section 20(b) above shall be conclusive and binding upon the parties and may be enforced in any other jurisdiction. The Participant and Management LLC each hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of or relating to the Plan and this Agreement. 21. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Company, its successors and assigns, and any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets and business. This Agreement, including the restrictions on Participant’s activities set forth herein, also apply to any parent, subsidiary, affiliate, successor and assign of the Company to which Participant provides services or about which Participant receives Confidential Information. The Company shall have the right to assign this Agreement at its sole election without the need for further notice to or consent by Participant. 22. Survival, All Duties Preserved. Nothing in this Agreement limits or reduces any common law or statutory duty the Participant owes to the Company, nor does this Agreement limit or eliminate any remedies available to the Company for a violation of such duties. This Agreement will survive the expiration or termination of Participant’s employment with the Company and/or any assignee hereunder and shall, likewise, continue to apply and be valid notwithstanding any change in the Participant’s duties, responsibilities, position, or title. 23. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. [Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above. CARET Ventures LLC, a Delaware limited liability company By: _____________________________ CARET Management Holdings LLC, a Delaware limited liability company By: _____________________________ Safehold Operating Partnership LP, a Delaware limited partnership By: _____________________________ Safehold Inc., a Maryland corporation By: _____________________________ Participant: _________________________________ «Name»

List of Exhibits Exhibit A - CARET Performance Incentive Plan Exhibit B - Limited Liability Company Agreement of CARET Management Holdings LLC dated as of August 16, 2018 Exhibit C – Vesting of the Granted Interests Exhibit D – Restrictive Covenants Exhibit E – 83(b) Election For